UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                           CAS MEDICAL SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

--------------------------------------------------------------------------------
1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

--------------------------------------------------------------------------------
          2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
          3)   Filing Party:

--------------------------------------------------------------------------------
          4)   Date Filed:

--------------------------------------------------------------------------------
SEC 1913 (3-99)

                                     [LOGO]
                           CAS MEDICAL SYSTEMS, INC.
                         TECHNOLOGY APPLIED TO MEDICINE


                             44 East Industrial Road
                           Branford, Connecticut 06405



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 14, 2000



TO THE STOCKHOLDERS OF
        CAS MEDICAL SYSTEMS, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CAS MEDICAL SYSTEMS, INC., a Delaware corporation (the "Company"), will be held on Wednesday, June 14, 2000, at 10:00 a.m., Eastern Daylight Time, at the offices of the Company, 44 East Industrial Road, Branford, Connecticut 06405, for the following purposes:

         (1) To elect five directors of the Company, each for a term of one year;

         (2)      To approve an Amendment to the 1994 Employees' Stock Option
                  Plan;

         (3) To ratify the selection of Arthur Andersen LLP as independent auditors for the Company's fiscal year ending December 31, 2000;

         (4) To transact such other business as may properly come before the Meeting.

        Only stockholders of record at the close of business on April 21, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                              By Order of the Board of Directors


                                              Louis Celano
                                              SECRETARY

Branford, Connecticut
April 28, 2000


IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON.

                            CAS MEDICAL SYSTEMS, INC.
                             44 EAST INDUSTRIAL ROAD
                           BRANFORD, CONNECTICUT 06405

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CAS Medical Systems, Inc., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Wednesday, June 14, 2000, at 10:00 a.m. Eastern Daylight Time, at the offices of the Company, 44 East Industrial Road, Branford, Connecticut 06405, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

        This Proxy Statement, Notice of Meeting and accompanying proxy card are first being mailed to stockholders on or about April 28, 2000.


                                     GENERAL

        All proxies duly executed and received by the persons designated as proxies therein will be voted on all matters presented at the Meeting in accordance with the instructions given therein by the person executing such proxy or, in the absence of specific instructions, will be voted in favor of election to the Board of Directors of the five (5) candidates nominated by the board and in favor of the other proposals indicated on such proxy. Management does not know of any other matter which may be brought before the Meeting, but in the event that any other matter should properly come before the Meeting or any nominee should not be available for election, the persons named as proxies will have authority to vote all proxies not marked to the contrary in their discretion as they deem advisable. Any stockholder may revoke his or her proxy at any time before the Meeting by written notice to such effect received by the Company at the address shown above, Attention: Corporate Secretary, by delivery of a subsequently dated proxy, or by attending the Meeting and voting in person.

        The Common Stock is the only class of security entitled to vote at the meeting, each share being entitled to one vote. The total number of shares of Common Stock outstanding as of April 21, 2000, the record date established by the Company's Board of Directors for stockholders entitled to notice of the Meeting and to vote at the Meeting, were 9,457,577. A majority of the issued and outstanding shares of Common Stock, or 4,728,789 shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Assuming the presence of a quorum, the affirmative vote of a majority of the shares present and voting at the Meeting is required to approve each of the matters presented.

        A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder at the Company's offices, 44 East Industrial Road, Branford, Connecticut 06405, for a period of ten days prior to the Meeting and at the Meeting itself.

                                 STOCK OWNERSHIP

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth information as to the beneficial ownership of each person who is not a director or executive officer, known to the Company to own more than 5% of the outstanding Common Stock as of April 21, 2000:

Name and Address of                            Amount and Nature of       Percentage
Beneficial Owner or Identity of Group        Beneficial Ownership (1)      of Class
-----------------------------------------------------------------------------------
Haulbowline, Ltd.                                   1,451,000                15.3%
c/o The Bank of Bermuda Limited
6 Front Street
PO Box HM 1020
Hamilton HMDX, Bermuda

Estate of Garry Evans                                 500,000                 5.3%
Weybridge, Surrey
United Kingdom

J. Sanford Davis                                      500,000                 5.3%
14 Longview Terrace
Madison, CT  06443

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of April 21, 2000 by each director of the Company, each of the executive officers named in the Summary Compensation Table included elsewhere herein and the current directors and executive officers of the Company as a group.


                                               Amount and Nature of       Percentage
Name                                         Beneficial Ownership (1)      of Class
-----------------------------------------------------------------------------------
Louis P. Scheps                                     1,303,325  (2)           12.7%
Myron L. Cohen, Ph.D.                                 955,453  (3)           10.1%
Lawrence S. Burstein                                  251,875  (4)            2.6%
Jerome Baron                                          224,200  (5)            2.4%
Saul S. Milles, M.D.                                   60,000  (6)            0.6%
All officers and directors
as a group (5 persons)                              2,794,853  (7)           29.6%

-----------------
(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as otherwise indicated, the persons named herein have sole voting and dispositive power with respect to the shares beneficially owned.

(2) Includes warrants to purchase 819,000 shares and options to purchase 50,000 shares, each exercisable within 60 days.

(3)  Includes options to purchase 15,000 shares exercisable within 60 days.

(4) Includes warrants to purchase 150,000 shares exercisable within 60 days. Also includes 92,500 shares held in Mr. Burstein's IRA rollover account and 9,375 shares owned directly and indirectly by a family member.

(5) Includes warrants to purchase 200,000 shares exercisable within 60 days. Also includes 24,200 shares owned by Mr. Baron.

(6) Consists of Common Stock underlying warrants to purchase 60,000 shares exercisable within 60 days.

(7) Includes options to purchase 65,000 shares and warrants to purchase 1,229,000 shares, each exercisable within 60 days.

                         ITEM 1 - ELECTION OF DIRECTORS

        Five Directors are to be elected at the Meeting to serve for a term of one year or until their respective successors are duly elected and qualify. The shares represented by the proxies will be voted in favor of the election as Directors of the persons named below unless authority to do so is withheld. If any nominee is not a candidate for election at the Meeting, an event which the Board of Directors does not anticipate, the proxies will be voted for a substitute nominee and the others named below.

LOUIS P. SCHEPS   -   DIRECTOR SINCE 1990

        Mr. Scheps, 68, was appointed President and CEO of the Company in September of 1990. He had held the position of Director of Manufacturing since 1986. Prior thereto, Mr. Scheps was employed by Posi-Seal International as Vice President from 1969 to 1985. Mr. Scheps received his engineering degree from Purdue University and his business education from the GE Management Program.

MYRON L. COHEN, PH.D.   -   DIRECTOR SINCE 1984

        Dr. Cohen, 66, founder of the Company, has been involved in developing and marketing medical products for over 34 years. Dr. Cohen was Director of Research and Development for the Hospital Products Division of Chesebrough-Pond's Inc. from 1978 to 1983. From 1966 through 1978, Dr. Cohen was Professor of Mechanical Engineering at Stevens Institute of Technology and was co-founder and director of the Institute's Medical Engineering Laboratory. Dr. Cohen was awarded the Humboldt Prize by the Federal Republic of Germany for his work in biomedical engineering. He has lectured throughout the European Union countries on problems in technology and medicine. Dr. Cohen received an undergraduate degree from Purdue University and MS and Ph.D. degrees from the University of Alabama and Polytechnic Institute of Brooklyn, respectively.

LAWRENCE S. BURSTEIN   -   DIRECTOR SINCE 1985

        Mr. Burstein, 57, has been president and principal stockholder of Unity Venture Capital Associates, Ltd. from March, 1996. Prior thereto he was president, a director and principal stockholder of Trinity Capital Corporation since October 1982. Mr. Burstein is a director of five other public companies:
THQ, Inc., a manufacturer of video game cartridges and toys; The MNI Group, Inc., a company that markets nutritional supplements; Brazil Fast Food Corp., the second largest fast food restaurant chain in Brazil; I.D. Systems, Inc., which designs, develops and produces a wireless monitoring and tracking system and Quintel Communications, Inc., which is a direct marketing company that develops and operates Internet-based marketing companies. Mr. Burstein received an L.L.B. from Columbia Law School.

JEROME S. BARON   -   DIRECTOR SINCE 1986

        Mr. Baron, 73, has been in the securities industry since 1944. He was a Vice President in the International Department at Loeb Rhoades & Company, a Partner at Andreson & Company, and Chairman and Chief Executive Officer of Foster Securities, Inc., which he founded in 1974. In 1977, Foster Securities merged with Brean Murray Securities Inc. Mr. Baron is Vice-Chairman of Brean Murray and Company, Inc. He is a Director of Haulbowline Ltd., a private offshore company. He attended Kings Point Merchant Marine Academy and Pace University.

SAUL S. MILLES, M.D.   -   DIRECTOR SINCE 1991

        Dr. Milles, 69, served as Medical Director of the General Electric Company from 1984 to 1998. Prior to that, he was in active medical practice in New Haven, Connecticut, as an internist and gastroenterologist from 1961 to 1984. He had served as Attending Physician at the Yale Medical Center and had been appointed a Clinical Associate Professor of Medicine at the Yale Medical School, as well as President of the Medical staff. He has been involved in issues related to medical ethics, health screening and employment of the handicapped. Dr. Milles was active in developing policies for smoking abatement and substance abuse treatment. He has served as an advisor to the Office of Technology Assessment of the U.S. Congress. Dr. Milles attended Cornell University and received his M.D. degree from the University of Rochester. He received post-graduate medical education at Yale Medical Center.

MEETINGS OF THE BOARD OF DIRECTORS

        During the Company's fiscal year ended December 31, 1999, the Board of Directors held three meetings and acted three times by unanimous consent. Each director attended at least 75% of the meetings of the Board of Directors held and of all committees of the Board of Directors on which he served while he was director or a member of a committee of the Board of Directors.

COMMITTEES OF THE BOARD

        The Board has standing Compensation and Audit Review Committees.

        COMPENSATION COMMITTEE. The Compensation Committee, composed of Messrs. Burstein and Baron, met twice during Fiscal 1999. Its functions are to review the Company's general compensation strategy; establish salaries and review benefit programs, and certain other compensation plans; and approve certain employment contracts.

        AUDIT REVIEW COMMITTEE. The Audit Review Committee, composed of Messrs. Burstein and Baron, met twice during Fiscal 1999. Its functions are to recommend the appointment of independent accountants; review the arrangements for and scope of the audit by independent accountants; review the independence of the independent accountants; consider the adequacy of the system of internal accounting controls and review any proposed corrective actions; review and monitor the Company's policies regarding business ethics and conflicts of interest; and discuss with management and the independent accountants the Company's draft annual financial statements and key accounting and/or reporting matters.

                       COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth information concerning the compensation during the last three fiscal years of the executive officers of the Company (hereinafter referred to collectively as the "named executive officers").

                                         SUMMARY COMPENSATION TABLE
                             Annual Compensation
                         ---------------------------                    Warrants/                  All Other
                                                                         Options/                    Compen-
                                   Salary        Bonus                     SARs                      sation
Principal Position     Year          ($)          ($)                       (#)                        ($)
----------------------------------------------------------------------------------------------------------
Louis P. Scheps        1999       185,254       75,000                          0                    3,325
  President and CEO    1998       185,228       75,000                    100,000                    2,910
                       1997       185,203       50,000                          0                    2,483

Myron L. Cohen         1999        98,654            0                          0                    4,020
  Executive Vice       1998        94,828       16,300                          0                    3,166
  President            1997        91,153       14,000                          0                    3,103

        No stock options or warrants were granted to the persons named in the Summary Compensation Table during 1999.

                       AGGREGATED WARRANTS/OPTION/SARS EXERCISED IN LAST FISCAL YEAR AND FY-END
                                              WARRANTS/OPTION/SARS VALUES

                                   Shares
                                  Acquired                     Number of Unexercised          Value of Unexercised
                                     On         Value          Warrants/Options/SARs          in-the-Money Options
                                  Exercise     Realized            at FY-End (#)                  at FY-End (1)
Name                                (#)          ($)       Exercisable    Unexercisable   Exercisable   Unexercisable
---------------------------------------------------------------------------------------------------------------------
Louis P. Scheps                    31,000      $6,758         869,000        100,000       $121,755           $0
  President and CEO
Myron L. Cohen                          0           -          15,000              0              0            0
  Executive Vice President

(1) Computed based upon the difference between the closing price of the Company's Common Stock on December 31, 1999 ($.468) and the exercise price.


LONG TERM INCENTIVE PLAN AWARDS IN FISCAL YEAR ENDED DECEMBER 31, 1999

         No long-term incentive Plan awards were made in 1999.

EMPLOYMENT CONTRACTS AND TERMINATION BENEFITS

        The Company and Mr. Scheps have entered into an employment agreement pursuant to which Mr. Scheps serves as President and Chief Executive Officer of the Company. As of September 1, 1998, the employment agreement was amended (as amended, the "Employment Agreement") to extend its term through August 31, 2000 and provide for a base salary of $185,000 per year. The Employment Agreement also provides that if a "Change of Control" (as defined below) occurs, and upon such Change of Control occurring, the Employment Agreement is not extended for a period of at least one year following the stated termination date of the Employment Agreement, then Mr. Scheps shall be paid a lump sum of $250,000 on such stated termination date. "Change of Control" is defined in the Employment Agreement to mean (i) a sale of all or substantially all of the Company's assets, (ii) a merger involving the Company in which the Company is not the survivor and the Company's stockholders prior to the merger control less than fifty percent of the voting stock of the surviving entity, (iii) a sale by the Company's stockholders to an acquiror or acquirors acting in concert of more than a majority of the then outstanding stock of the Company owned by the Company's stockholders, or (iv) any event similar to any of the foregoing. In connection with the amendment of the Employment Agreement, Mr. Scheps was granted a warrant to purchase 100,000 shares of Company common stock at an exercise price of $1.00 per share. This warrant is exercisable solely in the event of a Change of Control.

        The Company also has an employment agreement with Dr. Cohen under which he serves as Executive Vice President of the Company through December 31, 2000 at an annual base salary of $102,400. There are no benefits payable to Dr. Cohen upon termination of the agreement.

COMPENSATION OF DIRECTORS

        During 1999, the Company paid an annual fee of $10,000 to each of the Directors, other than those also serving as officers, and paid no other fee for attendance at the meetings.

                                   MANAGEMENT

EXECUTIVE OFFICERS

        The following table sets forth the names and positions of the executive officers of the Company:

        Name                        Position
        ------------------------------------
        Louis P. Scheps             President and CEO
        Myron L. Cohen              Executive Vice President

         Mr. Louis P. Scheps, 68, was appointed President and CEO of the company in September of 1990. He had held the position of Director of Manufacturing since 1986. Prior thereto, Mr. Scheps was employed by Posi-Seal International as Vice President from 1969 to 1985. Mr. Scheps received his engineering degree from Purdue University and his business education from the GE Management Program.

         Myron L. Cohen, Ph.D., 66, founder of the Company, has been involved in developing and marketing medical products for over 34 years. Dr. Cohen was Director of Research and Development for the Hospital Products Division of Chesebrough-Pond's Inc. from 1978 to 1983. From 1966 through 1978, Dr. Cohen was Professor of Mechanical Engineering at Stevens Institute of Technology and was co-founder and director of the Institute's Medical Engineering Laboratory. Dr. Cohen was awarded the Humboldt Prize by the Federal Republic of Germany for his work in biomedical engineering. He has lectured throughout the European Union countries on problems in technology and medicine.

SECTION 16 (A)  BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the National Association of Securities Dealers. Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

        Based upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 1999 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

        ITEM 2 - AMENDMENT TO 1994 EMPLOYEES' INCENTIVE STOCK OPTION PLAN

         On October 26, 1999, the Board of Directors adopted, subject to stockholder approval, an amendment to the Company's 1994 Employees' Incentive Stock Option Plan (the "Plan") increasing the number of shares that may be issued under the Plan from 250,000 to 1,250,000. The Board believes that it requires additional shares for future grants under the Plan to meet the Company's needs. Through December 31, 1999, options to purchase an aggregate of 576,900 shares have been granted under the Plan. The closing price for a share of Common Stock on the over the counter market, commonly referred to as the "pink sheets" on April 12, 2000 was $0.719.

DESCRIPTION OF THE PLAN

         On March 31, 1994, the Board of Directors adopted the Plan covering 250,000 shares of the Company's Common Stock pursuant to which all persons employed by the Company, now, or in the future, including officers of the Company, are eligible to receive incentive stock options ("incentive options") within the meaning of Section 422 of the Internal Revenue Code (the "Code"). The Plan, which terminates on December 31, 2003, is administered by the Board of Directors. The purpose of the Plan is to encourage and enable the employees of the Company to acquire a proprietary interest in the Company through the ownership of shares of Common Stock in order to ensure a closer identification of their interests with those of the Company by providing them with a more direct stake in its welfare, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. The criteria to be utilized by the Board of Directors in granting options pursuant to the Plan will be consistent with this purpose. There are currently 64 employees eligible to receive grants under the Plan.

         Options granted under the Plan are incentive options. Incentive options granted under the Plan are exercisable for a period of up to 10 years from date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive option granted under the Plan to a stockholder owning more that 10% of the outstanding voting power may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of the grant. The aggregate fair market value (determined at the time the option is granted) of the shares with respect to which the option is exercisable for the first time by the optionee during any calendar year shall not exceed $100,000. Options granted under the Plan may be exercised at any time prior to the expiration date of the option or within three months of the date of termination of the employment, whichever is earlier, but only to the extent the optionee had the right to exercise such option at the date of such termination. However, in the event of death of an optionee while in the employ of the Company (or within three months after termination of employment by reasons of retirement with the consent of the Company), his option shall be exercisable by the person or persons to whom such optionees' rights pass by will or by the laws of descent and distribution at any time prior to the expiration date of the option or within three months after the date of such death, whichever is earlier, but only to the extent the optionee had the right to exercise such option on the date of his death. Upon the exercise of an option, payment may be made by check payable to the order of the Company. No option may be granted under the Plan after December 31, 2003.

         Options may be granted only to employees and officers of the Company that the Board of Directors shall select from time to time in its sole discretion. An optionee may be granted more than one option under the Plan. The Board of Directors will, in its discretion, determine (subject to the terms of the Plan) who will be granted options, the time or times at which options shall be granted and the number of shares subject to each option. In making this determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and such other factors deemed relevant in accomplishing the purpose of the Plan.

         Under the Plan, the optionee has none of the rights of a stockholder with respect to the shares issuable upon the exercise of the option until shares are actually issued upon exercise of the option. During the lifetime of the optionee, an option shall be exercisable only by the optionee. No option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of decent and distribution.

         The Board of Directors may amend or terminate the Plan except that stockholder approval is required, except to the extent provided in the Plan, to effect a change so as to increase the total number of shares for which options may be granted under the Plan, change the minimum purchase price for the optioned shares, affect outstanding options or any unexercised rights thereunder, extend the option period or make an option exercisable earlier than as specified in the Plan, or extend the termination date of the Plan.

FEDERAL INCOME TAX CONSEQUENCES

         Incentive option holders incur no regular Federal income tax liability at the time of grant or upon exercise of an option, assuming that the optionee was an employee of the Company from the date the option was granted until 90 days before exercise. However, upon exercise, the Spread must be added to regular Federal taxable income in computing the optionee's "alternative minimum tax" liability. An optionee's basis in the shares received on exercise of an incentive stock option will be the option price of such shares for regular income tax purposes. No deduction is allowable to the Company for Federal income tax purposes in connection with the grant or exercise of an incentive option.

         If the holder of shares acquired through exercise of an incentive option sells those shares within two years of the date of grant of the option or within one year from the date of exercise of the option (a "Disqualifying Disposition"), the optionee will realize income taxable at ordinary rates. Ordinary income is reportable during the year of sale equal to the difference between the option price and the fair market value of the shares at the date the option is exercised, but the amount includable as ordinary income will not exceed the excess, if any, of the proceeds of the sale over the option price. In addition to ordinary income, a Disqualifying Disposition may result in taxable income subject to capital gains treatment if the sales proceeds exceed the optionee's basis in the shares (i.e., the option price plus the amount includable as ordinary income). The amount of the optionee's taxable ordinary income will be deductible by the Company in the year of the Disqualifying Disposition.

         At the time of sale of shares received upon exercise of an option (other than a Disqualifying Disposition of shares received upon the exercise of an incentive option), any gain or loss is long-term or short-term capital gain or loss, depending upon the holding period. The holding period for long-term capital gain or loss treatment is more than one year.

         The foregoing is not intended to be an exhaustive analysis of the tax consequences relating to stock options issued under the Plan. For instance, the treatment of options under state and local tax laws, which is not described above, may differ from the treatment for Federal income tax purposes.

VOTE REQUIRED

         The affirmative vote of holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote, present or represented at the meeting, a quorum being present, is required for the adoption of this proposal. Broker non-votes with respect to this matter will be treated as neither a vote "for" or a vote "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

         The Board of Directors deems "Proposal No. 2 - Amendment to 1994 Employee's Incentive Stock Option Plan" to be in the best interests of the Company and its stockholders and recommends a vote "FOR" approval of this proposal.

                                NEW PLAN BENEFITS

         The following table sets forth information regarding grants, subject to stockholder approval, under the Amended and Restated 1994 Employees' Incentive Stock Option Plan to (i) each executive officer of the Company; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all employees, including all current officers who are not executive officers, as a group.

NAME AND POSITION                             DOLLAR VALUE(1)       NUMBER OF SHARES
-----------------                             ------------          ----------------
Louis P. Scheps - President and Chief                  $ 0                     0
Executive Officer

Myron L. Cohen, Ph.D. - Executive Vice                 $ 0                     0
President

All current executive officers as a                    $ 0                     0
group

All current directors who are not                      $ 0                     0
executive officers as a group

All employees, including current                 $ 250,682               474,400
officers who are not executive
officers, as a group

(1) Amounts are determined by multiplying the number of options granted by the exercise price of the applicable options, which in each case was the market price of a share of Common Stock on the applicable grant date.

           ITEM 3 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        Unless otherwise instructed, the persons named in the enclosed proxy intend to vote the same in favor of the ratification of the selection by the Company's Board of Directors of Arthur Andersen LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2000. That firm has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries, nor has any member of such firm had any such connection during the past three years.

        Arthur Andersen LLP served as the Company's principal independent auditor since 1985. A representative from Arthur Andersen LLP is expected to attend the Meeting and will be afforded the opportunity to make a statement or respond to appropriate questions from stockholders or both.

        The Board of Directors recommends that stockholders vote "FOR" ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants for Fiscal 2000.

                                  OTHER MATTERS

        As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. Proxies in the enclosed form will be voted in respect of any other business that is properly brought before the Annual Meeting in accordance with the judgment of the person or persons voting the proxies.

                              STOCKHOLDER PROPOSALS

        Stockholder proposals intended to be presented at the Company's 2001 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8, promulgated under the Exchange Act, must be received at the Company's offices not later than December 28, 2000, for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.




                            ------------------------


        A COPY OF THE COMPANY'S 1999 ANNUAL REPORT ACCOMPANIES THIS PROXY STATEMENT. ADDITIONAL COPIES OF SUCH REPORT, AS WELL AS COPIES OF THE COMPANY'S FORM 10-KSB, INCLUSIVE OF SCHEDULES THERETO, FOR THE YEAR ENDED DECEMBER 31, 1999, FILED WITH THE COMMISSION, WILL BE PROVIDED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST. REQUESTS SHOULD BE ADDRESSED TO LOUIS CELANO, CAS MEDICAL SYSTEMS, INC., 44 EAST INDUSTRIAL ROAD, BRANFORD, CONNECTICUT 06405.

                                   APPENDIX A




                            CAS MEDICAL SYSTEMS, INC.

              44 East Industrial Road, Branford, Connecticut 06405 This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Louis P. Scheps and Louis Celano as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated on the reverse, all the shares of Common Stock of CAS MEDICAL SYSTEMS, INC. (the "Company") held of record by the undersigned on April 21, 2000 at the Annual Meeting of Stockholders to be held on June 14, 2000 or any adjournment thereof.

                         (To Be Signed on Reverse Side.)


--------------------------------------------------------------------------------

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                            CAS MEDICAL SYSTEMS, INC.

                                  June 14, 2000



 .................Please Detach and Mail in the Envelope Provided................

A [X] Please mark your votes
      as in this example.

                    FOR all nominees
                    listed at right                WITHHOLD AUTHORITY
                   (except as marked                 to vote for all
                  to the contrary below)          nominees listed below
1.  Election of           [_]                              [_]
    Directors.

Nominees:   Louis P. Scheps                (INSTRUCTION: To withhold authority
            Myron L. Cohen, Ph.D.          to vote for any individual nominee,
            Lawrence S. Burstein           strike out such nominee's name listed
            Jerome Baron                   at right and write name on the space
            Saul S. Milles, M.D.           provided below.)


2.  To approve the Amendment to the 1994 Employees' Incentive Stock Option Plan.

            FOR          AGAINST          ABSTAIN
            [_]            [_]              [_]


3. To ratify the selection of Arthur Andersen LLP as independent auditors for the Company's fiscal year ending December 31, 2000.

            FOR          AGAINST          ABSTAIN
            [_]            [_]              [_]


4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2. Please sign exactly as name appears on the left.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE(S)_____________________________   DATE_______________

Note: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If partnership, please sign in partnership name by authorized person.

                                   APPENDIX B

                            CAS MEDICAL SYSTEMS, INC.

                   1994 EMPLOYEES' INCENTIVE STOCK OPTION PLAN
                   -------------------------------------------

         1. Purpose. The purpose of this 1994 Employees' Incentive Stock Option Plan (hereinafter referred to as the "Plan"), which is intended to qualify as an incentive stock option plan within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), is to encourage and enable the employees of CAS Medical Systems, Inc., and its subsidiaries, if any (hereinafter collectively called the "Company"), to acquire a proprietary interest in the Company through the ownership of shares of Common Stock, in order to assure a closer identification of their interests with those of the Company by providing them with a more direct stake in its welfare, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. This is accomplished by the granting of options to qualified employees of the Company.

         2. Amount of Stock Subject to the Plan. The total number of shares of the Company's Common Stock which may be sold pursuant to the Plan shall not exceed 1,250,000 shares plus an indeterminate number of shares required to be issued pursuant to Paragraph 10 of the Plan. Shares sold under the Plan may be reacquired by the Company at any time, as the Board of Directors of the Company, from time to time, may determine. In the event that any options granted under the Plan shall not have been exercised in full, the shares not purchased hereunder shall be available again for purposes of the Plan.

         3. Administration of the Plan. The Board of Directors shall administer the Plan, including, without limitation:

         (a) Determination of participants, allotment of shares and prices of shares;

         (b) Construing, amending or rescinding terms of the Plan; and

         (c) The terms and conditions of each option agreement for the purchase of stock under the Plan, subject to the provisions of the Plan.

         The Company's contribution to the Plan will consist of making its shares of Common Stock available for purchase by employees and bearing all costs of administering the Plan.

         4. Eligibility. All persons employed by the Company, now, or in the future, including officers of the Company, shall be eligible to participate under the Plan, but shall have no right to participate in the Plan except as specifically determined in each instance by the Board of Directors.

         5. Time of Granting Options. Neither anything contained in the Plan nor in any resolution adopted or to be adopted by the Board of Directors or by the stockholders of the Company shall constitute the granting of any options under the Plan. The granting of an option to purchase stock shall take place only when a Grant of Option shall have been duly executed and tendered to the employee by or on behalf of the Company.

         6. Terms of Options. The terms of each option granted under the Plan shall be determined by the Board of Directors consistent with the provisions of the Plan, and shall include the following:

         (a) An option granted under the Plan must be granted within ten (10) years from the date the Plan is adopted by the Board of Directors, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

         (b) The purchase price of the shares subject to each option shall not be less than the fair market value of the Company's Common Stock at the time such option is granted except, however, that if the optionee owns more than 10% of the outstanding Common Stock of the Company at the time the option is granted, including stock attributable to the optionee under applicable provisions of the Code but not including stock obtainable under the option, the purchase price of the shares to the optionee shall not be less than 110% of the fair market value of the Common Stock at the time such option is granted. Such fair market value shall be determined by the Board and good faith shall be exercised in such determination.

         (c) An option granted under the Plan shall become exercisable in two equal annual installments, commencing one year from the date of the grant of the option. Each option granted under the Plan shall be its terms expire and shall not be exercisable after the expiration of ten (10) years from the date of the grant except, however, that if the optionee owns more than 10% of the outstanding Common Stock of the Company at the time the option is granted, including stock attributable to the optionee under applicable provisions of the Code but not including stock obtainable under the option, any option granted to such optionee shall not be exercisable after the expiration of five (5) years from the date of its grant. Every option granted under the Plan shall be subject to early termination as expressly provided in Paragraph 11 hereof.

         (d) In the event that employment of an optionee by the Company or any subsidiary is terminated for any reason other than death, an option granted hereunder shall be exercisable by the optionee at any time prior to the expiration date of the option or within three months after the date of such termination, whichever is earlier, but only to the extent the optionee had the right to exercise such option at the date of such termination. In the event of the death of an optionee while in the employ of the Company (or within three months after termination of employment by reasons of retirement with the consent of the Company), his option shall be exercisable by the person or persons to whom such optionee's rights pass by will or by the laws of descent and distribution at any time prior to the expiration date of the option or within three months after the date of such death, whichever is earlier, but only to the extent the optionee had the right to exercise such option on the date of his death.

         (e) The aggregate fair market value (determined at the time the option is granted) of the shares with respect to which the option is exercisable for the first time by the Optionee during any calendar year (under all plans relating to incentive stock options, as defined in the Code, maintained by the Company and a parent and subsidiary corporation of the Company and a predecessor corporation of any such corporation shall not exceed one hundred thousand dollars ($100,000).

         (f) An option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the option is being exercised, accompanied by payment in full by check payable to the order of the Company, of the purchase price of such shares.

         7. Status as Stockholder. No employee shall, by reason of the Plan or any rights granted pursuant thereto, have any rights of a stockholder of the Company until shares of stock shall have been delivered to him by the Company.

         8. Non-Transferability. An option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and any option granted under the Plan may be exercised during the lifetime of the holder thereof only by him. No right granted under the Plan to an employee may be pledged, hypothecated, assigned, or otherwise encumbered by him.

         9. Use of Funds. Funds paid in purchase of the stock are to be added to the general funds of the Company and may be used by the Company for any lawful purpose.

         10. Dilution or Other Adjustments. In the event that there is any change in the stock subject to the Plan through merger, consolidation or reorganization, or in the event of any change in the capital structure, the Board of Directors of the Company shall make such adjustments as it, in its sole discretion, deems equitable to prevent dilution or enlargement of the employee's rights hereunder. In the event that the Company should declare a stock dividend on its shares of Common Stock, the number of shares which an employee has elected to purchase but which have not been delivered at the record date of such stock dividend shall be changed proportionately to the extent of the number of whole shares that would have been issuable on such stock; no provision will be made for, or in lieu of, fractional shares.

         11. Termination and Amendment of the Plan. The Plan is scheduled to terminate December 31, 2003; however, the Board of Directors of the Company shall have the right, at any time, to amend, suspend or terminate the Plan in any respect which it may deem to be in the best interests of the Company, provided, however, no amendments shall be made in the Plan without the approval of the stockholders of the Company which:

         (a) Increase the total number of shares for which options may be granted under this Plan for all employees or for any one of them except as provided herein.

         (b) Change the minimum purchase price for the optioned shares, except as provided herein.

         (c) Affect outstanding options or any unexercised rights thereunder, except as provided herein.

         (d) Extend the option period provided in Section 6 or make an option exercisable earlier than as specified in Section 6.

         (e) Extend the termination date of the Plan.

         12. Plan Not an Employment Contract. The Plan does not and shall not be deemed to constitute a contract of employment with any employee. Terms of employment and the right of the Company to terminate the employment of any employee, with or without cause, shall depend entirely upon the terms of employment otherwise existing between any employee and the Company without regard to the Plan.

         13. Approval of Issuance. The Company shall not be obligated to issue and deliver any shares of Common Stock until there has been qualification under or compliance with such state or federal laws, rules or regulations as the company may deem applicable. If requested by the Company, any employee acquiring shares of Common Stock hereunder shall deliver a representation to the Company to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof.

         14. Governing Law. The Plan shall be governed by and all questions arising hereunder shall be determined in accordance with the laws of the State of Delaware.

         15. Other Terms and Conditions. Any option granted hereunder shall contain such other and additional terms, not inconsistent with the terms of this Plan, which are deemed necessary or desirable by the Board, which such terms, together with the terms of this Plan, shall constitute such option as an "Incentive Stock Option" within the meaning of Section 422 of the 1986 Internal Revenue Code and lawful regulations thereunder.

         16. Effective Date, Term and Approval. Subject to the approval of the stockholders of the Company at the Annual Meeting in 1994, the Plan shall take effect on April 1, 1994. This Plan will terminate on December 31, 2003, and no options may be granted under the Plan after that date unless an earlier termination date after which no options may be granted under the Plan is fixed by action of the Board of Directors, but any option granted prior thereto may be exercised in accordance with its terms. The Plan and all options granted pursuant to it are subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto and, notwithstanding any provisions of the Plan or option agreement, the holder of an option shall not be entitled to exercise his option nor shall the Company be obligated to issue any shares to the holder if such exercise or issuance shall constitute a violation by the holder or the Company of any provisions of any such approval requirements, law or regulation.


As amended by the Board of Directors on October 26, 1999